                                                                    EXHIBIT 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ______________


                                   FORM  T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                       TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)______

                               _______________

                 TEXAS  COMMERCE  BANK  NATIONAL  ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                  74-0800980
                               (I.R.S. Employer
                              Identification No.)

            712 MAIN STREET
            HOUSTON, TEXAS                                  77002
(Address of principal executive offices)                  (Zip Code)

                              ___________________


                        LYONDELL PETROCHEMICAL COMPANY
              (Exact name of obligor as specified in its charter)


          DELAWARE                                  95-4160558
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)                 Identification No.)


    1221 MCKINNEY STREET, SUITE 1600
          HOUSTON, TEXAS                                77002
(Address of principal executive offices)              (Zip Code)


                                DEBT SECURITIES

                      (Title of the indenture securities)


================================================================================

ITEM 1. GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Comptroller of the Currency, Washington, D.C.
            Federal Deposit Insurance Corporation, Washington, D.C.
            Board of Governors of The Federal Reserve System, Washington, D.C.

(B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Yes.


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

    The obligor is not an affiliate of the trustee.

        (See Note on Page 5.)


ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                 COL. A                          COL. B
              TITLE OF CLASS                AMOUNT OUTSTANDING
              ---------------                ------------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

        IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

(A)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

    (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

        IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

           COL. A         COL. B               COL. C               COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                REPRESENTED BY
                                            AMOUNT GIVEN         AMOUNT OWNED
        NAME OF OWNER  TITLE OF CLASS       BENEFICIALLY           IN COL. C
        -------------  --------------  ----------------------  ----------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

           COL. A         COL. B               COL. C               COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                REPRESENTED BY
                                            AMOUNT GIVEN         AMOUNT OWNED
        NAME OF OWNER  TITLE OF CLASS       BENEFICIALLY           IN COL. C
        -------------  --------------  ----------------------  ----------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

    COL. A                COL. B               COL. C               COL. D
                       WHETHER THE          AMOUNT OWNED
                        SECURITIES      BENEFICIALLY OR HELD   PERCENT OF CLASS
                        ARE VOTING     AS COLLATERAL SECURITY   REPRESENTED BY
                       OR NONVOTING      FOR OBLIGATIONS         AMOUNT GIVEN
TITLE OF CLASS          SECURITIES          IN DEFAULT             IN COL. C
----------------  -------------------  ----------------------  ----------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

             COL. A                 COL. B           COL. C                   COL. D
                                                   AMOUNT OWNED
                                               BENEFICIALLY OR HELD       PERCENT OF CLASS
                                               AS COLLATERAL SECURITY      REPRESENTED BY
        NAME OF ISSUER AND          AMOUNT      FOR OBLIGATIONS IN          AMOUNT GIVEN
          TITLE OF CLASS          OUTSTANDING   DEFAULT BY TRUSTEE           IN COL. C
--------------------------------  -----------  ------------------        -----------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

             COL. A                 COL. B           COL. C                   COL. D
                                                   AMOUNT OWNED
                                               BENEFICIALLY OR HELD       PERCENT OF CLASS
                                               AS COLLATERAL SECURITY      REPRESENTED BY
        NAME OF ISSUER AND          AMOUNT      FOR OBLIGATIONS IN          AMOUNT GIVEN
          TITLE OF CLASS          OUTSTANDING   DEFAULT BY TRUSTEE           IN COL. C
--------------------------------  -----------  ------------------        -----------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

             COL. A                 COL. B           COL. C                   COL. D
                                                   AMOUNT OWNED
                                               BENEFICIALLY OR HELD       PERCENT OF CLASS
                                               AS COLLATERAL SECURITY      REPRESENTED BY
        NAME OF ISSUER AND          AMOUNT      FOR OBLIGATIONS IN          AMOUNT GIVEN
          TITLE OF CLASS          OUTSTANDING   DEFAULT BY TRUSTEE           IN COL. C
--------------------------------  -----------  ------------------        -----------------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

        EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

               COL. A            COL. B                COL. C

                 NATURE OF        AMOUNT
               INDEBTEDNESS     OUTSTANDING           DATE DUE
               ------------     -----------           --------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 13.  DEFAULTS BY THE OBLIGOR.

        (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

    There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 5.)

        (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

    There has not been a default under any such indenture or series. (See Note on Page 5.)


ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

        IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 15.  FOREIGN TRUSTEE.

        IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

    Not applicable.


ITEM 16.    LIST OF EXHIBITS.

        LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

  .1         __    A copy of the articles of association of the trustee as now in effect.
  #2         __    A copy of the certificate of authority of the trustee to
                   commence business.
  *3         __    A copy of the authorization of the trustee to exercise
                   corporate trust powers.
/ /4         __    A copy of the existing by-laws of the trustee.
   5         __    Not applicable.
  *6         __    The consent of the trustee required by Section 321(b) of
                   the Act.
/ /7         __    A copy of the latest report of condition of the requirements of its supervising or examining trustee published pursuant to law or the authority.
8            __    Not applicable.
9            __    Not applicable.
-------------

    .       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

    #       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

    * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

  / /        Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

                        _______________________________

                                     NOTE

        Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

          PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 29TH DAY OF JANUARY, 1996.

                                 TEXAS COMMERCE BANK
                                 NATIONAL ASSOCIATION


                                 By: /S/ Terry Stewart
                                 Terry Stewart
                                 Assistant Vice President and Trust Officer